Intangible assets, net	12 Months Ended
Dec. 31, 2021
Intangible Assets, Net (Excluding Goodwill) [Abstract]
Intangible assets, net

Note 8 – Intangible assets, net

The Company’s intangible assets with definite useful lives primarily consist of licensed software, capitalized development costs, platform system, and land use rights. The following table summarizes the components of acquired intangible asset balances as of December 31, 2021 and 2020:

	December 31, 2021	December 31, 2020

Licensed software	$2,899,801	$2,822,063
Capitalized development costs	6,079,463	3,932,617
Platform system	44,880	43,831
Customer relationships	172,614	—
Land use rights*	—	435,315
Less: accumulated amortization	(3,095,844)	(1,986,074)
Less: impairment for capitalized software	(1,322,433)	—
Intangible assets, net	$4,778,481	$5,247,752

*	On June 3, 2015, Infobird Guiyang signed a cloud computing development agreement with the local Guiyang government to promote development of the local cloud computing industry. See construction in progress in Note 7. The Company obtained land use rights in Guiyang, China for 9,760.8 square meters of land for approximately $4.7 million (RMB 32,532,746) through public bidding. The land is for building of technology related infrastructure only. In return, the Guiyang government will subsidize the cost of land through a form of cash grant in the amount of approximately $4.5 million (RMB 31,068,626). The Company received such grant in 2015. The grant was given to promote the local cloud computing industry, there are no services to perform on the part of the Company and the grant was given without restriction. The only condition is that the land use right acquired was to be used for the cloud computing industry only. The Company recorded the grant as a reduction of the related land use rights. For the year ended December 31, 2021, the Company recorded impairment loss of $0.4 million of land use rights as a result of project delay, see Note 7 for details.

Amortization expense for the years ended December 31, 2021, 2020 and 2019 amounted to $ 959,589, $397,744 and $84,068 respectively.

Amortization expense of capitalized development costs was $838,291, $361,353 and $77,119 during the years ended December 31, 2021, 2020 and 2019, respectively. The carrying value of capitalized development costs at December 31, 2021, 2020 and 2019 was $3,443,642, $3,468,617 and $1,852,648, respectively. The Company recorded impairment on capitalized development cost of $1.3 million for the year ended December 31, 2021 as the carrying value of our long-lived assets exceed future cashflows expected to be generated as a result of reduced profit projection due to resurgence of COVID-19 in first quarter of 2022 that caused business interruption for our customers.

The estimated amortization is as follows:

Twelve months ending December 31,	Estimated amortization expense

2022	$1,168,208
2023	1,135,490
2024	1,112,813
2025	976,629
2026	385,341
Thereafter	—
Total	$4,778,481